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                                                          EXHIBIT 24.1

                               POWER OF ATTORNEY
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     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officers and/or directors of Sun Company, Inc., a Pennsylvania corporation, do and each of them does, hereby constitute and appoint Robert M. Aiken, Jr., Richard L. Cartlidge and Jack L. Foltz his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, to sign the Sun Company, Inc. Form 10-K for the year ending December 31, 1994 and any and all future amendments thereto; and to file said Form 10-K and any such amendments, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

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          IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals this 2nd day of March, 1995.

s/ROBERT M. AIKEN, JR.
Robert M. Aiken, Jr.
Senior Vice President and Chief
Financial Officer
(Principal Financial Officer)


s/ROBERT H. CAMPBELL
Robert H. Campbell
Chairman of the Board, Chief
Executive Officer, President and
Director (Principal Executive
Officer)


s/RAYMOND E. CARTLEDGE
Raymond E. Cartledge
Director


s/RICHARD L. CARTLIDGE
Richard L. Cartlidge
Comptroller
(Principal Accounting Officer)


s/ROBERT E. CAWTHORN
Robert E. Cawthorn
Director


s/MARY J. EVANS
Mary J. Evans
Director


s/THOMAS P. GERRITY
Thomas P. Gerrity
Director


s/JAMES G. KAISER
James G. Kaiser
Director


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s/ROBERT D. KENNEDY
Robert D. Kennedy
Director


s/THOMAS W. LANGFITT
Thomas W. Langfitt
Director


s/R. ANDERSON PEW
R. Anderson Pew
Director


s/ALBERT E. PISCOPO
Albert E. Piscopo
Director


s/WILLIAM F. POUNDS
William F. Pounds
Director


s/ALEXANDER B. TROWBRIDGE
Alexander B. Trowbridge
Director